SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          _____________________________

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          _____________________________

       Date of Report (Date of earliest event reported): November 17, 2003

                             Dycom Industries, Inc.
             (Exact name of registrant as specified in its charter)

           Florida                       0-5423                 59-1277135
  (State or other jurisdiction    Commission File Number     (I.R.S. Employer
of incorporation or organization)                         Identification Number)

                          _____________________________

  4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida       33410

     (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (561) 627-7171



                            Exhibit Index on Page 3

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Item 5.   Other Events.

          On November 17, 2003, Dycom Industries, Inc. issued a press release with respect to its proposed acquisition of UtiliQuest Holdings Corp. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety by reference herein.



Item 7.   Financial Statements and Exhibits.

          (c)   EXHIBITS.

                99.1  Press Release dated November 17, 2003.

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                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------
99.1         Press Release dated November 17, 2003.

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          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DYCOM INDUSTRIES, INC.

                               By:  /s/ Steven Nielsen
                                    --------------------------------
                                    Name:  Steven Nielsen
                                    Title: President and Chief Executive Officer

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